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                                                                    EXHIBIT 23.2

                            CONSENT OF PERKINS COIE

     We hereby consent to the filing of our form of opinion as Exhibit 8.2 to this Registration Statement on Form S-4. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

                                          /s/  PERKINS COIE

September 6, 1996